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                       SUPPLEMENT TO THE PROSPECTUSES AND
                      STATEMENTS OF ADDITIONAL INFORMATION
                                       of
                       KEYSTONE GLOBAL OPPORTUNITIES FUND
                                      and
                              KEYSTONE OMEGA FUND
                                (the "Fund(s)")


The prospectus and statement of additional information of each Fund are hereby supplemented as follows:

Purchases of the Fund's Class A shares made for the benefit of a Chilean retirement plan (a "Chilean Retirement Plan") in the amount of $1,000,000 or more will be at net asset value without the imposition of a front-end sales charge (each such purchase, a "NAV Purchase"). Class A shares acquired by a Chilean Retirement Plan in a NAV Purchase as described above will not be subject to a contingent deferred sales charge.

With respect to such NAV Purchases, Keystone Investment Distributors Company (the "Distributor") will pay broker/dealers or others concessions in accordance with the payment schedule for NAV Purchases as set forth in each Fund's prospectus. Upon redemption within two years of purchase of any shares upon which the payment of a concession was based, a prorated portion of such concession shall be returned to the Distributor.


January 5, 1996